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                                                                    EXHIBIT 23.1


WHEN THE TRANSACTION REFERRED TO IN NOTE 12 OF THE NOTES TO FINANCIAL STATEMENTS HAS BEEN CONSUMATED, WE WILL BE IN A POSITION TO RENDER THE FOLLOWING
AUDITORS' CONSENT.


                                  INDEPENDENT AUDITORS' CONSENT


The Board of Directors
ViroPharma Incorporated

We consent to the use of our report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.




Philadelphia, Pennsylvania
September 20, 1996